Exhibit 99.1

Neither this Option nor the SHARES to be issued upon exercise hereof has been registered under the Securities Act of 1933, as amended (the “SECURITIES Act”), or qualified under any state securities law (the “Law”), and this Option has been, and the SHARES to be issued upon exercise hereof will be, acquired for investment and not with a view to, or for resale in connection with, any distribution thereof. No such sale or other disposition may be made without an effective registration statement under the Act and qualification under the law related thereto or an opinion of counsel reasonably satisfactory to UBIQUITY, INC. and its counsel, that said registration and qualifications are not required under the Act and Law, respectively.

UBIQUITY, INC.

STOCK OPTION AGREEMENT

This option to purchase Common Stock (the “Agreement”) is made and entered into as of the Date of Grant set forth below by and between Ubiquity, Inc. (the “Company”) and Christopher Carmichael (the “Optionee”). The Optionee has agreed to (1) exchange $1,000,000 in unsecured debt owed to the Optionee by the Company for 2,061,856 Shares (the “Conversion”) and (ii) accept an additional 500,000 Shares in consideration for agreeing to the Conversion.

I.            NOTICE OF STOCK OPTION GRANT

The Optionee is being granted an Option to purchase Common Stock (the “Shares”) of the Company. This Option is granted pursuant to the following terms and conditions:

Date of Grant:	February 12, 2015

Exercise Price per Share:	$0.48

Number of Shares:	2,561,856

Type of Option:	Nonstatutory Option

Expiration Date:	Five (5) years from date of grant, except as otherwise provided in this Agreement.

II.	AGREEMENT

1.	GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of Shares of the Company set forth above (collectively, the “Shares”) at the exercise price per Share set forth above (the “Exercise Price”).

2.	VESTING; EXERCISE OF OPTION.

(a)             Vesting of Common Stock. These Options shall be exercisable immediately upon granting.

(b)            Method of Exercise. The Option or any portion thereof may be exercised by the Optionee paying the Exercise Price of any shares with respect to which the Option are being exercised by cashless exercise, cash, certified check, bank draft, or postal or express money order. Except as otherwise provided by the Agreement, (i) all or a portion of the Exercise Price may be paid by Optionee by delivery of shares of common stock owned by Optionee having an aggregate Fair Market Value (as of the date of exercise) that is equal to the amount of cash that would otherwise be required; or (ii) Optionee may pay the Exercise Price by authorizing a third party to sell shares of common stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise. In each case Optionee's payment shall be delivered with a written notice of exercise which shall:

(i)             State the number of shares being exercised, the name, address and social security number of each person for whom the stock certificate or certificates for such shares of the common stock are to be registered;

(ii)            Contain any representations and agreements as to Optionee's investment intent with respect to the shares exercised as may be satisfactory to the Company's counsel; and

(iii)            Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than Optionee, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option.

3.	TRANSFERABILITY OF OPTION. This Option may only be transferred in compliance with the Securities Act. The Company may request in its sole discretion an opinion of counsel from the transferor prior to any transfer to the effect that the Option may be transferred by the transferor without violation of the registration provision of the Securities Act. Transferor shall notify the Company of any proposed transfer. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

4.	TERM OF OPTION. Unless sooner terminated, this Option may be exercised only within the term set out in this Agreement, and may be exercised during such term only in accordance with the terms of this Agreement.

5.	REPRESENTATIONS AND WARRANTIES. Optionee hereby acknowledges that this Option and the Shares underlying this Option are “restricted securities” under the securities laws of the United States, and under such laws and applicable regulations may only be resold without registration under the Securities Act in limited circumstances. The Optionee represents and warrants that Optionee is acquiring this Option and, upon exercise of the Option, the underlying Shares for investment purposes only; that it has no present intention of selling or otherwise disposing of the Option or the Shares or any part thereof; and, that it will not transfer the Option or Shares in violation of the securities laws of the United States or this Agreement.

6.	REGISTRATION RIGHTS. The Shares underlying the options shall be entitled to “piggy-back” registration rights on all registrations of the Company or on any demand registrations of any other shareholder to register the Common Stock. This right shall be subject to the right, however, of the Company and its underwriters, if any, to reduce the number of shares proposed to be registered pro rata in view of market conditions. No future shareholder of the Company shall be granted piggyback registration rights which would reduce the number of shares includable by the holder of this Option in such registration without the consent of the Optionee.

7.	CONDITIONS. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act, as now in force or hereafter amended, or any successor legislation, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a)            The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are accredited investors acquiring such Shares for his or her own account, is for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

“The Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”). Such Shares may not be sold, transferred, or otherwise disposed of unless they have first been registered under the Act or unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required.”

(b)            The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).

8.	TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

 (a)            Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is deemed for any reason to be an employee, the Company will be required to withhold from his or her compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

 (b)            Disposition of Shares. If the Optionee holds Shares for at least a year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. Tax law and regulation are, however, subject to change. The Optionee should consult a tax adviser before exercising this Option or disposing of the Shares.

9.	GOVERNING LAW. This Agreement shall be construed in accordance with, and all actions arising hereunder shall be governed by, the laws of the State of Nevada. Any dispute arising hereunder shall be subject to the exclusive jurisdiction of the federal and state courts of Bonita County in the State of Nevada.

IN WITNESS WHEREOF, this Agreement is executed as of the Date of Grant.

OPTIONEE:

UBIQUITY, INC.		Christopher Carmichael

By:	/s/ Brenden Garrison	By:	/s/ Christopher Carmichael

Designation in the Event of Grantee's Death

Grantee hereby designates the following as the person(s) to exercise the rights of Grantee under this Agreement in the event of Grantee's death:

Primary Designee(s):	Name:
Address:

Telephone Number:

Or, in the event of the death or incapacity of my Primary Designee(s):

Secondary Designee(s):	Name:
Address:

Telephone Number:

If no one is designated above, or, in the event of death or incapacity of the Primary and Secondary Designee(s), then Grantee designates the duly court-appointed or legally authorized Executor or Administrator of Grantee’s estate (including Preliminary or Temporary Executor or Administrator).

UBIQUITY, INC.

EXERCISE NOTICE

Ubiquity, Inc.
9801 Research Drive
Irvine, CA 92618

1.           EXERCISE OF OPTION. Effective as of today, _____________, 20___, the undersigned (“Purchaser”) hereby elects to purchase ___________shares of Common Stock (the “Shares”) of Ubiquity, Inc. (the “Company”) under and pursuant to the Non-Qualified Stock Option Agreement dated February 12, 2015 (the “Option Agreement”). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

2.           DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash or by check).

3.           REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read, and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

4.           RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the certificate evidencing the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. A certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

5.           TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.           ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

Agreed to and Submitted by:	Accepted by:

CHRISTOPHER CARMICHAEL

(PURCHASER):	UBIQUITY, INC.

Address:	Name:

Title:

For Company Use Only:

Number of Shares purchased:_________________________

Represented by Certificate Number:____________

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